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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 16, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                          61-0985936
 (State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                            Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
             (c)   Exhibits

                   99.1 Slide show presentation first presented by NS Group, Inc. on May 16, 2002

Item 9.  REGULATION FD DISCLOSURE

         NS Group, Inc. plans to present the following materials in the form of a slide show presentation and/or printed charts to various individual and institutional investors commencing May 16, 2002. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NS GROUP, INC.

Date:   May 16, 2002                    By:  /s/ Thomas J. Depenbrock
                                        -----------------------------
                                        Thomas J. Depenbrock
                                        Vice President, Treasurer and
                                        Chief Financial Officer







                                  EXHIBIT INDEX



No.               Exhibit
---               -------

99.1              May 16, 2002 Slide Presentation